                                                                    EXHIBIT 10.1

                                AMENDMENT NO. 7
                              TO THE NATIONAL CITY
                          SAVINGS AND INVESTMENT PLAN
                (AS AMENDED AND RESTATED EFFECTIVE JULY 1, 1992)

National City Corporation, a Delaware corporation, and National City Bank, a national banking association, Trustee, hereby evidence the adoption of this Amendment No. 7 to the National City Savings and Investment Plan, as amended and restated effective July 1, 1992 (the "Plan").

                                   SECTION 1

Effective as of January 1, 2000, Section 1.1 of Article I of the Plan is hereby amended by the deletion of paragraph (a) of subsection (15) therein, and the addition of paragraph (a) to read as follows:

        "(a) An Employee of an Employer, including a salaried executive officer but not a director, as such, but excluding: (i) any person employed as a student intern, (ii) any person who is a law enforcement officer employed by a local, county or state government and who is hired by an Employer to perform off-duty security services, (iii) any person who is an Employee of an Employer who is included in its Special Project Employee Employment classification, (iv) any person employed by National Processing Incorporated or a subsidiary thereof who is treated as a non-exempt employee under the Fair Labor Standards Act, (v) any Employee who is a nonresident alien and who receives no earned income (within the meaning of Code section 911(d)(2)) from the Controlled Group which constitutes income from sources within the United States (within the meaning of Code section 861(a)(3), or (vi) any person who is a leased employee (within the meaning of Section 1.1(19))."

                                   SECTION 2

Effective as of January 1, 2000, Section 3.7 of Article III of the Plan is hereby amended by the deletion of subsections (2) and (3) therein, and the addition of new subsections (2) and (3) to read as follows:

        "(2) The Employers shall contribute to the Trust Fund on account of such Year, Profit Sharing Matching Contributions in an amount equal that determined by applying the applicable amount, determined below, to the Before-Tax Contributions made for such Year for each eligible Participant as described in Section 3.8. Such applicable amount shall be between $0 and $.50 per $1.00 of Before-Tax Matching Contribution based upon a targeted range of Earnings Per Share, Earnings Per Share Growth Rate, Return on Equity or such other financial criteria as the Company shall deem appropriate. The criteria for the calculation of the Profit Sharing Matching Contribution of a particular Year shall be determined by the Company and communicated during the first calendar-year quarter of that Year.

        (3) The Company shall determine the amount of the Employer Profit Sharing Matching Contribution, if any, to be made hereunder for each Plan Year, based upon the financial criteria established and communicated pursuant to subsection (2) hereof. Such determination shall be effected in accordance with generally accepted accounting principles and applicable Securities and Exchange Commission regulations in the same manner as for the Company's reports to stockholders, by the principal accounting officer of the Company, and, upon approval by the Auditor of the Company, shall be final and conclusive as to all interested persons for all purposes of the Plan."

                                   SECTION 3

Effective as of January 1, 2001, Article III of the Plan is hereby amended by the deletion of Sections 3.7 and 3.8, and the addition of new Sections 3.7 and
3.8 to read as follows:

        "3.7 Amount of Profit Sharing Matching Contributions. Effective for Plan Years beginning on and after January 1, 2001, no Profit Sharing Matching Contribution shall be made by any Employer under this Plan.

        3.8 Allocation of Profit Sharing Contributions. Effective for Plan Years beginning on and after January 1, 2001, no Profit Sharing Matching Contribution shall be made by any Employer under this Plan."

                                   SECTION 4

Effective as of January 1, 2001, Section 3.1 of Article III of the Plan is hereby amended by the deletion of the reference to "10%" therein and the substitution in lieu thereof the percentage "12%".

                                   SECTION 5

Effective as of January 1, 2001, Article III of the Plan is hereby amended by the deletion of Section 3.5 thereunder and the addition of a new Section 3.5 to read as follows:

        "3.5 Amount of Matching Employer Contributions. Subject to the provisions of the Plan and Trust Agreement, each Employer shall, as and to the extent it lawfully may, contribute to the Trust Fund on account of each month, Matching Employer Contributions in an amount equal to 115% of the Before-Tax Contributions for each such month for each Participant with respect to the first 6% of each such Participant's Credited Compensation. The Employer shall deliver its Matching Employer Contribution to the Trust Fund at the same time as the Before-Tax Contributions to which the Matching Employer Contributions relate are delivered. Notwithstanding the foregoing provisions of this Section, for any month during which an ESOP Loan is outstanding, ESOP Contributions and Supplemental ESOP Contributions shall be used to fund the Employers' obligation to make Matching Employer Contributions pursuant to this Section and shall be applied as provided in
    Section 16.5."

                                   SECTION 6

Effective as of January 1, 2001, Section 4.2 of Article IV of the Plan is hereby amended by the addition of a new subsection (6) thereunder to read as follows:

        "(6) Effective for Plan Years beginning on or after January 1, 2001, the limitations set forth in subsections (1), (2), (3), (4) and (5) above shall not apply to any Participant to the extent that the Plan satisfies the alternative method for meeting the actual deferral percentage test as set forth in Code Section 401(k)(12). At least 30 days, but not more than 90 days before the beginning of each Plan Year, the Company will provide each Eligible Employee a comprehensive notice of the employee's rights and obligations under the Plan, written in a manner calculated to be understood by the average Eligible Employee. If an employee becomes eligible after the 90(th) day before the beginning of the Plan Year and does not receive the notice for that reason, the notice must be provided no more than 90 days before the employee becomes eligible but not later than the date the employee becomes eligible."

                                   SECTION 7

Effective as of January 1, 2001, Section 4.3 of Article IV of the Plan is hereby amended by the addition of a new subsection (5) thereunder to read as follows:

        "(5) Effective for Plan Years beginning on or after January 1, 2001, the limitations set forth in subsections (1), (2), (3) and (4) above shall not apply to any Participant to the extent that the Plan satisfies one of the alternative methods for meeting the contribution percentage test as set forth in Code Sections 401(m)(10) and 401(m)(11)."

                                   SECTION 8

Effective as of January 1, 2001, Section 4.4 of Article IV of the Plan is hereby amended by the addition of a new subsection (3) thereunder to read as follows:

        "(3) Effective for Plan Years beginning on or after January 1, 2001, the limitations set forth in subsections (1) and (2) above shall not apply to any Participant to the extent that the Plan satisfies the alternative method for meeting the actual deferral percentage test as set forth in Code Section 401(k)(12) or one of the alternative methods for meeting the contribution percentage test as set forth in Code Sections 401(m)(10) and 401(m)(11)."

                                   SECTION 9

Effective as of January 1, 2000, Section 4.10 of Article IV of the Plan is hereby amended by the addition of a new subsection (3) thereunder to read as follows:

        "(3) The limitations set forth in subsections (1) and (2) above shall not apply to any Participant who performs one Hour of Service on or after January 1, 2000."

                                   SECTION 10

Effective as of April 1, 2000, Article VI of the Plan is hereby amended by the deletion of Section 6.5 thereunder and the addition of a new Section 6.5 to read as follows:

        "6.5 Payment of Small Benefits. Notwithstanding the foregoing provisions of this Article, if the value of the Vested Interest of a participant following his termination of employment (whether by death or otherwise) does not exceed $5,000 on the first Valuation Date next following such termination of employment, such Vested Interest shall be paid to the Participant (or, if applicable, his Beneficiary) in a lump sum within 90 days after such Valuation Date."

                                   SECTION 11

Effective as of January 1, 2000, the Plan is hereby amended by the deletion of the phrase "a voice response telephonic system established and supervised by the Committee" wherever it appears in the Plan and the substitution in lieu thereof of the phrase "electronic medium including, but not limited to, a voice response telephonic system or personal computer access to an internet website maintained on behalf of the Plan".

                                   SECTION 12

Effective as of the dates set forth herein below, Article XVII of the Plan is hereby amended by adding the following new Sections at the end thereof:

        "17.35 Appendix AI - Muirfield Mortgage 401(k) Savings Plan -- Merger into this Plan. Attached hereto and made a part of this Plan is Appendix AI relating to and providing for the merger of the Muirfield Mortgage 401(k) Savings Plan into this Plan as of September 1, 2000 (or such later date as may be required by applicable law).

        17.36 Appendix AJ - First Franklin Financial Corporation 401(k)
    Plan -- Merger into this Plan. Attached hereto and made a part of this Plan is Appendix AI relating to and providing for the merger of the First Franklin Financial Corporation 401(k) Plan into this Plan as of December 4, 2000 (or such later date as may be required by applicable law)."

                                   SECTION 13

Effective as of dates set forth in Section 12 above, the Appendix to the Plan is hereby amended by adding Appendices AI and AI in the form attached hereto, at the end thereof.

Executed at Cleveland, Ohio this 9th day of December, 2000.

                                   NATIONAL CITY BANK, TRUSTEE

                                   By: /s/ ROBIN W. RICE
                                     -------------------------------------------
                                       Robin W. Rice
                                       Vice President

                                   NATIONAL CITY CORPORATION

                                   By: /s/ SHELLEY J. SEIFERT
                                     -------------------------------------------
                                     Shelley J. Seifert
                                     Executive Vice President

                                   By: /s/ ROBERT G. SIEFERS
                                     -------------------------------------------
                                       Robert G. Siefers
                                       Vice Chairman

                                  APPENDIX AI
                TO THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN

                         (RELATING TO THE MERGER OF THE
                    MUIRFIELD MORTGAGE 401(k) SAVINGS PLAN)

This Appendix AI relates to the merger, effective as of September 1, 2000, of the Muirfield Mortgage 401(k) Savings Plan into the Plan.

1. APPENDIX AI CONTROLLING. With respect to the matters covered herein, the provisions of this Appendix AI shall be controlling, notwithstanding any other provision of the Plan.

2. DEFINITIONS. Unless specifically stated otherwise, terms used with initial capital letters in this Appendix AI shall have the same meaning as in the Plan. For purposes of this Appendix AI, the following terms shall have the following respective meanings:

        (a) Effective Date: The effective date, namely September 1, 2000, of the merger of the Muirfield Plan into the Plan.

        (b) Muirfield Plan: The Muirfield Mortgage 401(k) Savings Plan, as amended through the Effective Date.

        (c) Muirfield Plan Account: An account established and maintained by the Trustee for each Muirfield Plan Participant to reflect the amount credited to the Participant's accounts under the Muirfield Plan as of September 1, 2000.

        (d) Muirfield Plan Participant: Each individual who was a participant in the Muirfield Plan on September 1, 2000.

        (e) Muirfield Trust. The trust held pursuant to the Trust Agreement for the Muirfield Plan.

3. MERGER OF ASSETS AND LIABILITIES. Upon the Effective Date the Muirfield Plan will be merged into this Plan.

4. PARTICIPATION IN THIS PLAN.

        (a) Each person who is (1) a Participant under and as defined in the Muirfield Plan immediately preceding the Effective Date and (2) a Covered Employee (or, in the case of a terminated employee, would have been a Covered Employee immediately prior to his termination of employment) under and as defined in the Plan shall become a Participant under and as defined in the Plan as of the Effective Date (unless such person is already a Participant under and as defined in the Plan), provided that such Participant shall be deemed to have met the eligibility requirements of subsections (2) and (3) of Section 2.1 of the Plan, but must actually meet the requirements of subsection (1) of said Section 2.1 in order to have Before-Tax Contributions (as defined in the Plan) made on his or her behalf to the Trust under the Plan.

        (b) The participation in the Plan after the Effective Date of each person described in (a) above shall have the same attributes as such person's participation in the Muirfield Plan had with respect to deferrals, investments, distributions and loans and such participation shall continue until revised, changed or revoked by such person as a Participant in this Plan, or otherwise, provided, however, that deferrals, investments, distributions and loans after the Effective Date shall be fully subject to the provisions and limitations of this Plan.

5. PARTICIPANT ACCOUNTING. As soon as practicable after the Effective Date but effective as of the Effective Date, the assets and liabilities attributable to each Muirfield Plan Participant shall be accounted for in accordance with the following rules:

        (a) Amounts held in a Participant's accounts under the Muirfield Plan as of September 1, 2000 shall be credited to his Account under this Plan.

        (b) Sub-accounts shall be maintained for each Participant's Muirfield Plan Account to reflect amounts attributable to the separate accounts maintained for the Participant under the Muirfield Plan.

6. VESTING. Amounts credited to a Participant's Muirfield Plan Account shall be 100% nonforfeitable.

7. DISTRIBUTION OF BENEFITS. Muirfield Plan benefits which were in the process of being distributed under the Muirfield Plan on the Effective Date shall continue to be so distributed under this Plan in accordance with the terms of the Muirfield Plan in effect on the date the distribution commenced until distributed in full. To the extent required by applicable law, the optional forms of benefit (within the meaning of Code Section 411(d)(6)) available under the Muirfield Plan shall continue to be available with respect to amounts held in Participants' Accounts under this Plan and shall be in addition to any other optional forms of benefit available under this Plan.

8. BENEFICIARY DESIGNATIONS. Any person or persons designated by a Muirfield Plan Participant as a beneficiary, or by the terms of the Muirfield Plan deemed to be a beneficiary, to receive any death benefit under the Muirfield Plan prior to the Effective Date shall, subject to applicable law, continue as the Participant's Beneficiary under this Plan until the Participant designates a Death Beneficiary in accordance with the provisions of this Plan.

9. APPLICABILITY OF PLAN PROVISIONS. Except as otherwise specifically provided in this Appendix AI or in this Plan, the provisions of this Plan shall, effective as of the Effective Date, apply to the Muirfield Plan assets merged into this Plan and to the Muirfield Plan Participants, and supersede the provisions of the Muirfield Plan.

10. BENEFITS. Nothing contained in this Appendix AI shall be applied, interpreted or have the effect of

        (a) reducing any participant's accrued benefit under this Plan or the Muirfield Plan, or

        (b) eliminating or reducing any early retirement benefit or retirement-type subsidy otherwise supplied by the Plan or the Muirfield Plan, or

        (c) eliminating an optional form of benefit otherwise provided by the Plan or the Muirfield Plan,

notwithstanding any other provision of the Plan as amended, or the Muirfield Plan, as amended. For purposes of this paragraph, the terms "accrued benefit", "early retirement benefit", "retirement-type subsidy" and "optional form of benefit" shall have the meaning given such terms in section 411 of the Code and Treasury Regulations issued thereunder.

                                  APPENDIX AJ
                TO THE NATIONAL CITY SAVINGS AND INVESTMENT PLAN

                         (RELATING TO THE MERGER OF THE
               FIRST FRANKLIN FINANCIAL CORPORATION 401(k) PLAN)

This Appendix AJ relates to the merger, effective as of December 4, 2000, of the First Franklin Financial Corporation 401(k) Plan into the Plan.

1. APPENDIX AJ CONTROLLING. With respect to the matters covered herein, the provisions of this Appendix AJ shall be controlling, notwithstanding any other provision of the Plan.

2. DEFINITIONS. Unless specifically stated otherwise, terms used with initial capital letters in this Appendix AJ shall have the same meaning as in the Plan. For purposes of this Appendix AJ, the following terms shall have the following respective meanings:

        (a) Effective Date: The effective date, namely December 4, 2000, of the merger of the First Franklin Plan into the Plan.

        (b) First Franklin Plan: The First Franklin Financial Corporation 401(k) Plan, as amended through the Effective Date.

        (c) First Franklin Plan Account: An account established and maintained by the Trustee for each First Franklin Plan Participant to reflect the amount credited to the Participant's accounts under the First Franklin Plan as of December 4, 2000.

        (d) First Franklin Plan Participant: Each individual who was a participant in the First Franklin Plan on December 4, 2000.

        (e) First Franklin Trust. The trust held pursuant to the Trust Agreement for the First Franklin Plan.

3. MERGER OF ASSETS AND LIABILITIES. Upon the Effective Date the First Franklin Plan will be merged into this Plan.

4. PARTICIPATION IN THIS PLAN.

        (a) Each person who is (1) a Participant under and as defined in the First Franklin Plan immediately preceding the Effective Date and (2) a Covered Employee (or, in the case of a terminated employee, would have been a Covered Employee immediately prior to his termination of employment) under and as defined in the Plan shall become a Participant under and as defined in the Plan as of the Effective Date (unless such person is already a Participant under and as defined in the Plan), provided that such Participant shall be deemed to have met the eligibility requirements of subsections (2) and (3) of Section 2.1 of the Plan, but must actually meet the requirements of subsection (1) of said Section 2.1 in order to have Before-Tax Contributions (as defined in the Plan) made on his or her behalf to the Trust under the Plan.

        (b) The participation in the Plan after the Effective Date of each person described in (a) above shall have the same attributes as such person's participation in the First Franklin Plan had with respect to deferrals, investments, distributions and loans and such participation shall continue until revised, changed or revoked by such person as a Participant in this Plan, or otherwise, provided, however, that deferrals, investments, distributions and loans after the Effective Date shall be fully subject to the provisions and limitations of this Plan.

5. PARTICIPANT ACCOUNTING. As soon as practicable after the Effective Date but effective as of the Effective Date, the assets and liabilities attributable to each First Franklin Plan Participant shall be accounted for in accordance with the following rules:

        (a) Amounts held in a Participant's accounts under the First Franklin Plan as of December 4, 2000 shall be credited to his Account under this Plan.

        (b) Sub-accounts shall be maintained for each Participant's First Franklin Plan Account to reflect amounts attributable to the separate accounts maintained for the Participant under the First Franklin Plan.

6. VESTING. Amounts credited to a Participant's First Franklin Plan Account shall be 100% nonforfeitable.

7. DISTRIBUTION OF BENEFITS. First Franklin Plan benefits which were in the process of being distributed under the First Franklin Plan on the Effective Date shall continue to be so distributed under this Plan in accordance with the terms of the First Franklin Plan in effect on the date the distribution commenced until distributed in full. To the extent required by applicable law, the optional forms of benefit (within the meaning of Code Section 411(d)(6)) available under the First Franklin Plan shall continue to be available with respect to amounts held in Participants' Accounts under this Plan and shall be in addition to any other optional forms of benefit available under this Plan.

8. BENEFICIARY DESIGNATIONS. Any person or persons designated by a First Franklin Plan Participant as a beneficiary, or by the terms of the First Franklin Plan deemed to be a beneficiary, to receive any death benefit under the First Franklin Plan prior to the Effective Date shall, subject to applicable law, continue as the Participant's Beneficiary under this Plan until the Participant designates a Death Beneficiary in accordance with the provisions of this Plan.

9. APPLICABILITY OF PLAN PROVISIONS. Except as otherwise specifically provided in this Appendix AJ or in this Plan, the provisions of this Plan shall, effective as of the Effective Date, apply to the First Franklin Plan assets merged into this Plan and to the First Franklin Plan Participants, and supersede the provisions of the First Franklin Plan.

10. BENEFITS. Nothing contained in this Appendix AJ shall be applied, interpreted or have the effect of

        (a) reducing any participant's accrued benefit under this Plan or the First Franklin Plan, or

        (b) eliminating or reducing any early retirement benefit or retirement-type subsidy otherwise supplied by the Plan or the First Franklin Plan, or

        (c) eliminating an optional form of benefit otherwise provided by the Plan or the First Franklin Plan,

notwithstanding any other provision of the Plan as amended, or the First Franklin Plan, as amended. For purposes of this paragraph, the terms "accrued benefit", "early retirement benefit", "retirement-type subsidy" and "optional form of benefit" shall have the meaning given such terms in section 411 of the Code and Treasury Regulations issued thereunder.